UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
SPHERE ENTERTAINMENT CO.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V67769-P26603 SPHERE ENTERTAINMENT CO. You invested in SPHERE ENTERTAINMENT CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2025. Get informed before you vote View the Notice, Proxy Statement and Transition Report on Form 10-KT online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Shareholder Meeting Registration To vote and/or attend the meeting, you must register at the “Attend a Meeting” link at www.proxyvote.com by 5:00 p.m., Eastern Time, on May 30, 2025. SPHERE ENTERTAINMENT CO. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 2025 Annual Meeting Vote by June 3, 2025, 11:59 PM ET (May 30, 2025 by 11:59 PM ET for participants in the AMC Networks Inc. 401(k) Plan) Vote Virtually at the Meeting* Meeting Date: June 4, 2025 Meeting Time: 10:00 a.m. Eastern Time For Holders As Of: April 9, 2025 Location: Meeting live via the Internet – please visit www.virtualshareholdermeeting.com/SPHR2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V67770-P26603 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of the following nominees as directors: For(01) Joseph J. Lhota (02) Joel M. Litvin (03) Debra G. Perelman (04) John L. Sykes 2. Ratification of the appointment of our independent registered public accounting firm. For 3. Approval of, on an advisory basis, the compensation of our named executive officers. For 4. Approval of the redomestication of the Company to the State of Nevada by conversion. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please do not submit this card. Please refer to the reverse side for instructions on how to vote these important matters.